VistaGen™

OTCQB: VSTA



Forward-looking Statements



This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: (i) our plans for, including timing and progress of, clinical development of AV-101; (ii) benefits to be derived from and efficacy of AV-101 in Major Depressive Disorder (MDD) and other neurological indications, (iii) potential advantages of AV-101 versus existing antidepressants and other potential rapid-acting antidepressants, (iv) estimates regarding the prevalence of MDD, (iv) potential markets for any of our product candidates, (v) potential development of proprietary new chemical entities from our drug rescue programs and (v) estimates regarding potential note conversions and cash requirements.

In some cases you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential," and similar expressions (and the negative thereof) intended to identify forward-looking statements. Given the risks and uncertainties, you should not place undue reliance on forward-looking statements. For a discussion of the risks and other factors that may cause our actual results, performances or achievements to differ, please refer to our quarterly report on SEC Form 10-Q for the nine months ended December 31, 2014, as well as our subsequent filings with the SEC. The forward-looking statements contained herein are made as of the date hereof, and we undertake no obligation to update them for future events.

Company Overview



- Clinical-stage biopharmaceutical company based in South San Francisco
- Products
  - **AV-101 (L-4-chlorokynurenine)**
    - New generation, orally-active Central Nervous System drug candidate
    - Phase 2a depression study in 2015 sponsored by National Institutes of Health
    - Potential to transform depression treatment paradigm
    - Broad opportunity to expand into range of neurological indications
  - **CardioSafe 3D™ and LiverSafe 3D™**
    - Drug rescue candidates
- $57 million invested (excluding ~$10 million NIH sponsorship for Phase 2a)

Recent Developments



- NIH Phase 2a Cooperative Research and Development Agreement
  - NIH to conduct and fully-fund Phase 2a efficacy and safety study of AV-101 in Major Depressive Disorder (~ $10mm)
  - NIH previously awarded ~$9mm for AV-101 preclinical and Phase 1 development
- Appointment of key opinion leader to Clinical Advisory Board
  - Gerard Sanacora, PhD, MD
    - Professor of Psychiatry, Yale School of Medicine
    - Director, Yale Depression Research Program

AV-101 Pipeline



AV-101	Preclinical	Phase 1a	Phase 1b	Phase 2a	Phase 2b	Phase 3
Major Depressive Disorder				NIH Fully Sponsored		
Parkinson's Disease						
Neuropathic pain						
Epilepsy						

Founders and Management

Shawn Singh	Chief Executive Officer, Director	Cato BioVentures, Cato Research; SciClone; Echo; Artemis
Ralph Snodgrass, Ph.D.	Co-founder, President, CSO, Director	Progenitor; Lineberger Comprehensive Cancer Center; Basel Institute for Immunology
Gordon Keller, Ph.D.	Co-founder, Head, Stem Cell Research (pt), Chair, SAB	Director, McEwen Centre for Regenerative Medicine, University Health Network
Jon Saxe	Chair, Board of Directors	Ret., CEO or senior executive roles at Roche, PDL BioPharma, Synergen
Brian Underdown, Ph.D.	Independent Director	Managing Director, Lumira Capital
Jerrold Dotson, CPA	Vice President, CFO, Secretary	Calypte Biomedical Corporation (OTCBB: CBMC); Discovery Foods

Depression: Global Problem & Multi-Billion Dollar Market



- 350 million worldwide suffer from depression (WHO)
- 1-in-10 in U.S. aged 12+ takes antidepressant medication (CDC)
- Medical need has remained high over the past several decades, but total market value has declined due to generic pricing

—

- As it was before the introduction of products now under pressure from generic pricing (SSRIs and SNRIs), the global depression marketed is poised for a new generation of antidepressants with a fundamentally novel mechanism versus all currently-approved medications

Problems of Current Antidepressants



- Up to 10 weeks before patients experience significant therapeutic benefit
- Only ~33% of depression sufferers benefit from initial treatment
- Likelihood of achieving remission of depressive symptoms declines with each successive treatment attempt
- Effects of multiple treatments increase risk of serious side effects, including suicidal thoughts and behaviors

WARNING: SUICIDAL THOUGHTS AND BEHAVIORS

Antidepressants increased the risk of suicidal thoughts and behavior in children, teenagers, and young adults. In patients of all ages who are started on antidepressant therapy, watch closely for worsening depression and for suicidal thoughts and behaviors. Families and caregivers of patients on antidepressants should talk with the patient's doctor if depression becomes worse.

NIH Ketamine Study Revolutionizes Depression Treatment Paradigm



- In 2006, NIH single-dose ketamine studies demonstrated robust, rapid-onset antidepressant effects in patients with treatment-resistant Major Depressive Disorder
  - Ketamine is an NMDA antagonist used widely as an anesthetic in surgical settings
- Negative attributes of ketamine:
  - Hallucinations
  - High risk of abuse
  - Requires i.v. administration in a clinical setting
- NIH single-dose ketamine studies also inspired development of a new generation of antidepressants targeting the rapid-acting antidepressant benefits of ketamine without ketamine's side effects and limitations

VistaGen's Solution: AV-101



- NMDA receptor glycine-binding site antagonist
  - Fundamentally novel mechanism of action versus-all current FDA-approved antidepressants
  - Modulates (down-regulates) NMDA receptor channel activity
  - Similar, and potentially superior, to Naurex's GLYX-13 (i.v.) and NRX-1074
- Orally-active, non-sedating, non-hallucinogenic
- Strong preclinical data indicates ketamine-like antidepressant effects without ketamine's undesirable side effects
- Safe and well-tolerated in two NIH-funded Phase 1 studies
- NIH-sponsored Phase 2 efficacy study in Major Depressive Disorder in 2015
  - **Anticipate rapid-acting antidepressant effects similar to ketamine, without ketamine's side effects or required i.v. administration**

AV-101 vs. Ketamine Preclinical Studies



Benefits in preclinical models of depression	VistaGen's AV-101	Ketamine
Forced-swim	equivalent	
Tail-suspension	equivalent	
Learned-helplessness	equivalent	
Novelty-suppressed feeding	equivalent	
Negative effects in preclinical models	**VistaGen's AV-101**	**Ketamine**
Hyper movement	—	✓
movement sensitization	—	✓
circling and rearing	—	✓
sensory-motor gating	—	✓
abusive potential	—	✓

- AMPA receptor activation supports "glutamate surge" premise for rapid-onset, NMDA receptor-mediated antidepressant effects

AV-101 is positioned to become a transformative advancement in the treatment of depression



Negative Clinical Attributes	AV-101	Ketamine
Requires IV delivery	☐	☑
Narrow therapeutic range	not anticipated	☑
Hallucinogenic	☐	☑
Schizophrenia-like effects	☐	☑
Positive Clinical Attributes	**AV-101**	**Ketamine**
Positive effects on mood	☑	☑
Direct modulator of NMDA-R	☑	☑
Non-channel blocker	☑	☐
More potent GlyB site modulator	☑	☐
Wide safe dose range	☑	☐
Orally-available	☑	☐

AV-101 Phase 1a Safety Study Results and Observations



- NIH-funded
- Single-site (University of California, San Diego), randomized, double-blind, placebo controlled
- Single oral dose (capsule) with sequential dose-escalation
- Six single dose levels: 30, 120, 360, 720, 1,080, and 1,440 mg
- 36 subjects: 18 treatment and 18 placebo; 6 per cohort
- Well-tolerated; good bioavailability; no serious adverse events
- At higher doses, some subjects on AV-101 (and none on placebo) reported positive feelings of well-being similar to the antidepressant effects of Ketamine, but without any of Ketamine's side effects

AV-101 Phase 1b Safety Study
Results and Observations



- NIH-funded
- Single-site (University of California, San Diego), randomized, double-blind, placebo controlled
- Daily oral dose for 14 days, with sequential dose-escalation
- Three dose levels: 360, 1,080 and 1,440 mg
- 48 subjects: 36 treatment and 12 placebo; 16 per cohort
- Well-tolerated; good bioavailability; no serious adverse events
- Multiple subjects on AV-101 (and none on placebo) reported positive feelings of well-being similar to the antidepressant effects of ketamine, but without any of ketamine's side effects

AV-101 Phase 2a Study
Major Depressive Disorder



- NIH-sponsored, beginning in 2Q concluding in Q4 2015
- Principal Investigator
  - Carlos Zarate, MD, Chief of Experimental Therapeutics and Pathophysiology at the NIH's National Institute of Mental Health
  - Principal investigator on NIH studies of ketamine in Major Depressive Disorder
- Single-site (NIH), double-blind, placebo-controlled, crossover study
- 26 to 28 adult subjects with Major Depressive Disorder
- Single oral dose (1,440 mg) once per day for 14 days
- Primary objective is to evaluate efficacy and safety of AV-101 using standard Hamilton Depression Rating Scale and other widely-accepted measures of mood and depression

AV-101: Broad Opportunity to Expand into Range of Neurological Indications



- **Parkinson's disease**
  - Monkey studies support potential to reduce L-DOPA dosing, thereby reducing dyskinesias associated with L-DOPA therapy

- **Epilepsy**
  - Reduced frequency of seizures and neuronal damage in well-established animal models

- **Chronic Neuropathic Pain**
  - Reduced chronic neuropathic pain due to inflammation and nerve damage in well-established live animal pain models

- **Huntington's disease**
  - A key metabolite of AV-101 (4-Cl-3-HANA) is a potent inhibitor of quinolinic acid synthesis associated with neurodegeneration

Drug Rescue Opportunities

- One-third of new drug candidates fail due to unexpected heart or liver toxicity
- CardioSafe 3D™ and LiverSafe 3D™
  - Customized human cell-based bioassay systems to predict potential heart and liver toxicity of new chemical entities (NCEs) and optimized drug rescue candidates, before animal or human studies
- Multiple drug rescue candidates identified, screened and with potential to expand proprietary NCE pipeline in 2016

VistaGen Summary



- AV-101 has the potential to be a transformative advancement in the treatment of depression
- Secured NIH sponsorship funding and management for AV-101 Phase 2a clinical efficacy study to be conducted by a leading investigator at the NIH's National Institute of Mental Health
- Working with key opinion leaders in depression from Yale and the NIH
- FDA Fast Track Designation for AV-101 in Major Depressive Disorder anticipated in 2015
- Significantly undervalued to comparable companies with clinical-stage new generation antidepressant drug candidates